Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                 Date of Earliest Event Reported: April 30, 2001

                        First Capital International, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                       0-26271               76-0582435
  (State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation or organization)                            Identification No.)

                  5120 Woodway, Suit 9004, Houston, Texas 77056
          (Address of principal executive offices, including zip code)

                              Voice: (713) 629-4866
              (Registrant's telephone number, including area code)

Item  5.     Other  Events
and
Item  9.     Regulation  FD  Disclosure

BACKGROUND

     We are an Internet Service Provider ("ISP") and a provider of Internet Protocol voice transmission communications technology services ("VoIP" {Voice over Internet Protocol} and "Internet Telephony"). We want to expand our VoIP business in Eastern and Central Europe. We believe that VoIP in Eastern Europe is a growth business because consumers may prefer the high quality, lower cost of VoIP long distance telephone calls as an alternative to expensive, conventional, fixed line telephone carriers.

     We have arrangements with two cable TV operators in Eastern Europe for us to provide them with Internet service and VoIP long distance service. The total number of subscribers to these cable TV companies is approximately 30,000 households.

     In January 2001, we acquired 65% of TGK-LINK AS, a local VoIP Provider in Estonia. This transaction enabled us to acquire local technical expertise for our VoIP Operations, and the initial hardware equipment for VoIP operations. In February 2001, TGK-LINK signed an Agreement with I-BASIS, a leading U.S. VoIP Operator, for I-BASIS to provide us with hardware and full logistic support for our VoIP service beyond Estonia.

     During December 2000, our wholly-owned subsidiary, Anet Eesti AS, leased a separate direct broadband line to Helsinki, Finland in order to provide broadband access for our VoIP service.

FINANCIAL  PROJECTIONS

     In connection with our plans to expand our VoIP business in Eastern and Central Europe, we have made financial projections of revenue and income. However, we have not made projections of our earnings per share (basic or diluted) since we do not know if, nor how many, shares of our common stock or preferred stock (convertible or non-convertible), that we might issue in future financing.

     These projections assume that we will achieve a 1% to 2% market share in each country shown in the tables below. These projections assume that the budget for our expansion in Eastern and Central Europe will be $10,000,000. In the event that we are able to raise $10,000,000 through the sale of our equity or debt securities, we may be required to issue a substantial number of shares of our capital stock. This may result in a substantial dilution to our existing shareholders and could have an adverse effect on our earnings per share (basic and diluted). There is no assurance, however, that any funds will be available to us from any source, or, if available, upon terms and conditions that are acceptable to us. Other assumptions are shown in the tables.

Index  to  Tables:

Table  I.     Revenue  and  income  projections  for the first year based on $10 million  in  financing.

Table  II.    Detail  of  revenue  projection  for Table I by market (country).

Table  III.   Five  year  revenue  and  income  projection.

*****

                                    TABLE I
                                    -------

PROFORMA  INCOME  STATEMENT
10  MILLION  EQUITY  INVESTMENT - YEAR ONE


                                                                 TOTAL
REVENUE:
--------
Gross Revenue
    Estonia                                                               2,300,800
    St. Petersburg/Russia                                                 3,632,100
    Vilnius/Lithuania                                                     1,939,000
    Kiev/Ukraine                                                            500,000
                                                                         -----------
    TOTAL                                                                 8,371,900
Less:  Usage Cost
    Estonia                                                                (920,320)
    St. Petersburg/Russia                                                (2,542,470)
    Vilnius/Lithuania                                                      (775,600)
    Kiev/Ukraine                                                           (200,000)
    TOTAL                                                                (4,438,390)
                                                                         -----------
Revenue less Usage Cost                                                   3,933,510

EXPENSES:
---------
Acquisition Costs                                                          (200,000)
Equipment Costs (4 Cisco Platforms + Routers)                              (100,000)
Operating Expenses:
Commissions @ 5% of Gross                                                  (418,595)
Telecommunication Lines @ $30,000/mo                                       (360,000)
    (Includes Estonia, St. Petersburg, Vilnius & Kiev)
Software                                                                    (35,000)
Customary Benefits (Auto, Travel, etc.) @ $3,500/mo per loc
                                                                (168,000)
Building & Improvement (includes equipment space)                           (20,000)
Rent (Estonia, Vilnius & Kiev only) @ $9,000/mo                            (108,000)
Marketing Staff:
    15 personnel @ 10,000/yr.                                   (500,000)
    2 managers @ 20,000/yr                                      (160,000)  (660,000)
                                                              -----------
Marketing Ads:
    Media:  TV, Radio, Newspaper @ $10,000/mo start at mo 4
    (80,000)
    Printing (200,000 pcs @ $0.50 ea)                                      (100,000)
Administrative Expenses @ $70,000/mo                                       (840,000)
Interest on Financing                                                             0
                                                                         -----------
    TOTAL EXPENSES                                                       (3,089,595)
                                                                         ===========
PRE-TAX PROFIT                                                              843,915

FIRST  CAPITAL  INTERNATIONAL,  INC.                                   TABLE  II                                  SOURCE:  EQUITY
                                                                       ---------
10MM  FINANCIAL  PLAN  2001-2006                                       YEAR  ONE                                   VOIP  PROJECT

-----------------------------------  ------------  --------  --------  ----------  ----------  ----------  ----------  ----------
REVENUE                                  MO 1        MO 2      MO 3       MO 4        MO 5        MO 6        MO 7        MO 8
-----------------------------------  ------------  --------  --------  ----------  ----------  ----------  ----------  ----------

ESTONIA:
Usage per Customer per mo            Commercial              $   400
                                     Individual              $    10
Marketing kicks off after 3rd month
Number of customers:
Commercial @ $400 ea                           8        12        20          40          60         253         298         350
Individual @ $10 ea.                         100       300       600       2,000       4,000       7,980       9,380      11,100
REVENUE:
Commercial                           $     3,200   $ 4,800   $ 8,000   $  16,000   $  24,000   $ 101,200   $ 119,200   $ 140,000
Individual                           $     1,000   $ 3,000   $ 6,000   $  20,000   $  40,000   $  79,800   $  93,800   $ 111,000
-----------------------------------  ------------  --------  --------  ----------  ----------  ----------  ----------  ----------
Gross Revenue                        $     4,200   $ 7,800   $14,000   $  36,000   $  64,000   $ 181,000   $ 213,000   $ 251,000
Usage Cost:  40% of Gross            $    (1,680)  $(3,120)  $(5,600)  $ (14,400)  $ (25,600)  $ (72,400)  $ (85,200)  $(100,400)
-----------------------------------  ------------  --------  --------  ----------  ----------  ----------  ----------  ----------
TOTAL                                $     2,520   $ 4,680   $ 8,400   $  21,600   $  38,400   $ 108,600   $ 127,800   $ 150,600
                                     ============  ========  ========  ==========  ==========  ==========  ==========  ==========

ST. PETERSBURG:
Prepaid cards sold only through a marketing company in the region at $10/card
Price per card:                               10
Number of Customers                          100       300     1,000      20,000      28,710      31,900      35,460      39,400

Gross Revenue                        $     1,000   $ 3,000   $10,000   $ 200,000   $ 287,100   $ 319,000   $ 354,600   $ 394,000

Usage Cost:  70% of Gross            $      (700)  $(2,100)  $(7,000)  $(140,000)  $(200,970)  $(223,300)  $(248,220)  $(275,800)
-----------------------------------  ------------  --------  --------  ----------  ----------  ----------  ----------  ----------
TOTAL                                $       300   $   900   $ 3,000   $  60,000   $  86,130   $  95,700   $ 106,380   $ 118,200
                                     ============  ========  ========  ==========  ==========  ==========  ==========  ==========

VILNIUS:
Usage per Customer per mo:           Commercial    $   200
                                     Individual    $    10
Number of Customers:
Commercial                                     5        10        20         350         545         606         673         748
Individual                                    50       300       600       3,000       4,400       4,890       5,440       6,040
Revenue
Commercial                           $     1,000   $ 2,000   $ 4,000   $  70,000   $ 109,000   $ 121,200   $ 134,600   $ 149,600
Individual                           $       500   $ 3,000   $ 6,000   $  30,000   $  44,000   $  48,900   $  54,400   $  60,400
-----------------------------------  ------------  --------  --------  ----------  ----------  ----------  ----------  ----------
Gross Revenue:                       $     1,500   $ 5,000   $10,000   $ 100,000   $ 153,000   $ 170,100   $ 189,000   $ 210,000
Usage Cost @ 40% of Gross            $      (600)  $(2,000)  $(4,000)  $ (40,000)  $ (61,200)  $ (68,040)  $ (75,600)  $ (84,000)
-----------------------------------  ------------  --------  --------  ----------  ----------  ----------  ----------  ----------
TOTAL                                $       900   $ 3,000   $ 6,000   $  60,000   $  91,800   $ 102,060   $ 113,400   $ 126,000
                                     ============  ========  ========  ==========  ==========  ==========  ==========  ==========

KIEV:
Usage per Customer per mo:           Commercial    $   400
                                     Individual    $    10
Number of Customers:
Commercial                                     5         8        15          20          25          30          40          50
Individual                                    50       300       600       1,000       2,000       2,800       3,100       3,400

Revenue
Commercial                           $     2,000   $ 3,200   $ 6,000   $   8,000   $  10,000   $  12,000   $  16,000   $  20,000
Individual                           $       500   $ 3,000   $ 6,000   $  10,000   $  20,000   $  28,000   $  31,000   $  34,000
Gross Revenue:                       $     2,500   $ 6,200   $12,000   $  18,000   $  30,000   $  40,000   $  47,000   $  54,000
-----------------------------------  ------------  --------  --------  ----------  ----------  ----------  ----------  ----------
Usage Cost @ 40% of Gross            $    (1,000)  $(2,480)  $(4,800)  $  (7,200)  $ (12,000)  $ (16,000)  $ (18,800)  $ (21,600)
TOTAL                                $     1,500   $ 3,720   $ 7,200   $  10,800   $  18,000   $  24,000   $  28,200   $  32,400
-----------------------------------  ------------  --------  --------  ----------  ----------  ----------  ----------  ----------


-----------------------------------  ----------  ----------  ----------  ----------  ------------
REVENUE                                 MO 9       MO 10       MO 11       MO 12       YEAR ONE
-----------------------------------  ----------  ----------  ----------  ----------  ------------

ESTONIA:
Usage per Customer per mo

Marketing kicks off after 3rd month
Number of customers:
Commercial @ $400 ea                       412         485         570         670
Individual @ $10 ea.                    13,020      15,280      18,000      21,200
REVENUE:
Commercial                           $ 164,800   $ 194,000   $ 228,000   $ 268,000   $ 1,271,200
Individual                           $ 130,200   $ 152,800   $ 180,000   $ 212,000   $ 1,029,600
-----------------------------------  ----------  ----------  ----------  ----------  ------------
Gross Revenue                        $ 295,000   $ 346,800   $ 408,000   $ 480,000   $ 2,300,800
Usage Cost:  40% of Gross            $(118,000)  $(138,720)  $(163,200)  $(192,000)  $  (920,320)
-----------------------------------  ----------  ----------  ----------  ----------  ------------
TOTAL                                $ 177,000   $ 208,080   $ 244,800   $ 288,000   $ 1,380,480
                                     ==========  ==========  ==========  ==========  ============

ST. PETERSBURG:
Prepaid cards sold only through a marketing company in the region at $10/card
Price per card:
Number of Customers                     43,740      48,600      54,000      60,000

Gross Revenue                        $ 437,400   $ 486,000   $ 540,000   $ 600,000   $ 3,632,100

Usage Cost:  70% of Gross            $(306,180)  $(340,200)  $(378,000)  $(420,000)  $(2,542,470)
-----------------------------------  ----------  ----------  ----------  ----------  ------------
TOTAL                                $ 131,220   $ 145,800   $ 162,000   $ 180,000   $ 1,089,630
                                     ==========  ==========  ==========  ==========  ============

VILNIUS:
Usage per Customer per mo:

Number of Customers:
Commercial                                 831         923       1,026       1,140
Individual                               6,700       7,460       8,280       9,200
Revenue
Commercial                           $ 166,200   $ 184,600   $ 205,200   $ 228,000   $ 1,375,400
Individual                           $  67,000   $  74,600   $  82,800   $  92,000   $   563,600
-----------------------------------  ----------  ----------  ----------  ----------  ------------
Gross Revenue:                       $ 233,200   $ 259,200   $ 288,000   $ 320,000   $ 1,939,000
Usage Cost @ 40% of Gross            $ (93,280)  $(103,680)  $(115,200)  $(128,000)  $  (775,600)
-----------------------------------  ----------  ----------  ----------  ----------  ------------
TOTAL                                $ 139,920   $ 155,520   $ 172,800   $ 192,000   $ 1,163,400
                                     ==========  ==========  ==========  ==========  ============

KIEV:
Usage per Customer per mo:

Number of Customers:
Commercial                                  58          65          75          85
Individual                               3,700       4,200       4,610       5,200

Revenue
Commercial                           $  23,200   $  26,000   $  30,000   $  34,000   $   190,400
Individual                           $  37,000   $  42,000   $  46,100   $  52,000   $   309,600
-----------------------------------  ----------  ----------  ----------  ----------  ------------
Gross Revenue:                       $  60,200   $  68,000   $  76,100   $  86,000   $   500,000
Usage Cost @ 40% of Gross            $ (24,080)  $ (27,200)  $ (30,440)  $ (34,400)  $  (200,000)
-----------------------------------  ----------  ----------  ----------  ----------  ------------
TOTAL                                $  36,120   $  40,800   $  45,660   $  51,600   $   300,000
                                     ==========  ==========  ==========  ==========  ============

FIRST CAPITAL INTERNATIONAL, INC.                        TABLE  II  (CONTINUED)                       SOURCE:  EQUITY
                                                         ----------------------
10MM  FINANCIAL  PLAN  2001-2006                               YEAR  ONE                                 VOIP PROJECT

CONSOLIDATED:
---------------  --------  --------  ---------  ----------  ----------  ----------  ----------  ----------  -----------
GROSS REVENUE:     MO 1      MO 2      MO 3        MO 4        MO 5        MO 6        MO 7        MO 8        MO 9
---------------  --------  --------  ---------  ----------  ----------  ----------  ----------  ----------  -----------

    ESTONIA      $ 4,200   $ 7,800   $ 14,000   $  36,000   $  64,000   $ 181,000   $ 213,000   $ 251,000   $  295,000
 ST. Petersburg  $ 1,000   $ 3,000   $ 10,000   $ 200,000   $ 287,100   $ 319,000   $ 354,600   $ 394,000   $  437,400
    VILNIUS      $ 1,500   $ 5,000   $ 10,000   $ 100,000   $ 153,000   $ 170,100   $ 189,000   $ 210,000   $  233,200
      KIEV       $ 2,500   $ 6,200   $ 12,000   $  18,000   $  30,000   $  40,000   $  47,000   $  54,000   $   60,200
---------------  --------  --------  ---------  ----------  ----------  ----------  ----------  ----------  -----------
      TOTAL      $ 9,200   $22,000   $ 46,000   $ 354,000   $ 534,100   $ 710,100   $ 803,600   $ 909,000   $1,025,800
---------------  --------  --------  ---------  ----------  ----------  ----------  ----------  ----------  -----------

USAGE COST
----------
    ESTONIA      $(1,680)  $(3,120)  $ (5,600)  $ (14,400)  $ (25,600)  $ (72,400)  $ (85,200)  $(100,400)  $ (118,000)
 ST. Petersburg  $  (700)  $(2,100)  $ (7,000)  $(140,000)  $(200,970)  $(223,300)  $(248,220)  $(275,800)  $ (306,180)
    VILNIUS      $  (600)  $(2,000)  $ (4,000)  $ (40,000)  $ (61,200)  $ (68,040)  $ (75,600)  $ (84,000)  $  (93,280)
      KIEV       $(1,000)  $(2,480)  $ (4,800)  $  (7,200)  $ (12,000)  $ (16,000)  $ (18,800)  $ (21,600)  $  (24,080)
---------------  --------  --------  ---------  ----------  ----------  ----------  ----------  ----------  -----------
      TOTAL      $(3,980)  $(9,700)  $(21,400)  $(201,600)  $(299,770)  $(379,740)  $(427,820)  $(481,800)  $ (541,540)
---------------  --------  --------  ---------  ----------  ----------  ----------  ----------  ----------  -----------

TOTAL REVENUE
-------------
LESS USAGE COST
---------------
    ESTONIA      $ 2,520   $ 4,680   $  8,400   $  21,600   $  38,400   $ 108,600   $ 127,800   $ 150,600   $  177,000
 ST. Petersburg  $   300   $   900   $  3,000   $  60,000   $  86,130   $  95,700   $ 106,380   $ 118,200   $  131,220
    VILNIUS      $   900   $ 3,000   $  6,000   $  60,000   $  91,800   $ 102,060   $ 113,400   $ 126,000   $  139,920
      KIEV       $ 1,500   $ 3,720   $  7,200   $  10,800   $  18,000   $  24,000   $  28,200   $  32,400   $   36,120
---------------  --------  --------  ---------  ----------  ----------  ----------  ----------  ----------  -----------
      TOTAL      $ 5,220   $12,300   $ 24,600   $ 152,400   $ 234,330   $ 330,360   $ 375,780   $ 427,200   $  484,260
---------------  --------  --------  ---------  ----------  ----------  ----------  ----------  ----------  -----------

CONSOLIDATED:
-------------
GROSS REVENUE    $ 9,200   $22,000   $ 46,000   $ 354,000   $ 534,100   $ 710,100   $ 803,600   $ 909,000   $1,025,800
LESS:  USAGE
COST             $(3,980)  $(9,700)  $(21,400)  $(201,600)  $(299,770)  $(379,740)  $(427,820)  $(481,800)  $ (541,540)
---------------  --------  --------  ---------  ----------  ----------  ----------  ----------  ----------  -----------
TOTAL            $ 5,220   $12,300   $ 24,600   $ 152,400   $ 234,330   $ 330,360   $ 375,780   $ 427,200   $  484,260
---------------  --------  --------  ---------  ----------  ----------  ----------  ----------  ----------  -----------


GROSS REVENUE:      MO 10        MO 11        MO 12       YEAR ONE
---------------  -----------  -----------  -----------  ------------
    ESTONIA      $  346,800   $  408,000   $  480,000   $ 2,300,800
 ST. Petersburg  $  486,000   $  540,000   $  600,000   $ 3,632,100
    VILNIUS      $  259,200   $  288,000   $  320,000   $ 1,939,000
      KIEV       $   68,000   $   76,100   $   86,000   $   500,000
---------------  -----------  -----------  -----------  ------------
      TOTAL      $1,160,000   $1,312,100   $1,486,000   $ 8,371,900
---------------  -----------  -----------  -----------  ------------

USAGE COST
----------
    ESTONIA      $ (138,720)  $ (163,200)  $ (192,000)  $  (920,320)
 ST. Petersburg  $ (340,200)  $ (378,000)  $ (420,000)  $(2,542,470)
    VILNIUS      $ (103,680)  $ (115,200)  $ (128,000)  $  (775,600)
      KIEV       $  (27,200)  $  (30,440)  $  (34,400)  $  (200,000)
---------------  -----------  -----------  -----------  ------------
      TOTAL      $ (609,800)  $ (686,840)  $ (774,400)  $(4,438,390)
---------------  -----------  -----------  -----------  ------------

TOTAL REVENUE
-------------
LESS USAGE COST
---------------
    ESTONIA      $  208,080   $  244,800   $  288,000   $ 1,380,480
 ST. Petersburg  $  145,800   $  162,000   $  180,000   $ 1,089,630
    VILNIUS      $  155,520   $  172,800   $  192,000   $ 1,163,400
      KIEV       $   40,800   $   45,660   $   51,600   $   300,000
---------------  -----------  -----------  -----------  ------------
      TOTAL      $  550,200   $  625,260   $  711,600   $ 3,933,510
---------------  -----------  -----------  -----------  ------------

CONSOLIDATED:
-------------
GROSS REVENUE    $1,160,000   $1,312,100   $1,486,000   $ 8,371,900
LESS:  USAGE
COST             $ (609,800)  $ (686,840)  $ (774,400)  $(4,438,390)
---------------  -----------  -----------  -----------  ------------
TOTAL            $  550,200   $  625,260   $  711,600   $ 3,933,510
---------------  -----------  -----------  -----------  ------------

ASSUMPTIONS:
------------
1.   Revenue  to  be  generated  from  pre-paid  calling  cards.
CUSTOMERS:     ESTONIA:
               Commercial                                   $  400
               Individual                                   $   10
               ST.  PETERSBURG:  (cards  sold  through a marketing company only)
               Price  per  card                             $   10
               VILNIUS:
               Commercial                                   $  200
               Individual                                   $   10

2. Marketing kicks off beginning of Month 4. Approximate growth rate per month starting Month 7:
               ESTONIA                                         15%
               ST.  PETERSBURG                                 10%
               VILNIUS                                         10%

3. Usage Cost @ 40% of Gross Revenue, higher Usage Cost in St. Petersburg due to sale thru a marketing company

FIRST  CAPITAL  INTERNATIONAL,  INC.                      TABLE III                                   SOURCE:  EQUITY
10MM  FINANCIAL  PLAN  2001-2006                          ---------                                     VOIP  PROJECT
PROFORMA  INCOME  STATEMENT

--------------------------------------------------  -------------------  ---------------------  ---------------------
                                                           YR 1                  YR 2                   YR 3
REVENUE:                                                                 Growth                 Growth
Gross Revenue                                                             Rate                   Rate
--------------------------------------------------  -------------------  ---------------------  ---------------------
  Estonia                                                    2,300,800   50%        3,450,100   30%        4,485,130
  St. Petersburg/Russia                                      3,632,100   100%       7,264,200   20%        8,717,040
  Vilnius/Lithuania                                          1,939,000   50%        2,908,500   100%       5,817,000
  Kiev/Ukraine                                                 500,000   100%       1,000,000   300%       4,000,000
  Kaliningrad                                                        0                200,000   300%         800,000
  Riga/Latvia                                                        0                400,000   300%       1,600,000
  Moscow/Russia                                                      0              3,000,000   200%       9,000,000
--------------------------------------------------  -------------------  ---------------------  ---------------------
  Total                                                      8,371,900             18,222,800             34,419,170
--------------------------------------------------  -------------------  ---------------------  ---------------------
Less:  Usage Cost
  Estonia @ 40% of Gross                                      (920,320)            (1,380,040)            (1,794,052)
  St. Petersburg/Russia @ 70% of Gross                      (2,542,470)            (5,084,940)            (6,101,928)
  Vilnius/Lithuania 40% of Gross                              (775,600)            (1,163,400)            (2,326,800)
  Kiev/Ukraine 40% of Gross                                   (200,000)              (400,000)            (1,600,000)
  Kaliningrad 40% of Gross                                           0                (80,000)              (320,000)
  Riga/Latvia 40% of Gross                                           0               (160,000)              (640,000)
  Moscow/Russia 40% of Gross                                         0             (1,200,000)            (3,600,000)
--------------------------------------------------  -------------------  ---------------------  ---------------------
  Total                                                     (4,438,390)            (9,468,380)           (16,382,780)
--------------------------------------------------  -------------------  ---------------------  ---------------------
Revenue less Usage Cost                                      3,933,510              8,754,420             18,036,390
EXPENSES:
Acquisition Costs                                             (200,000)            (1,800,000)                     0
Equipment Costs (Cisco Platforms + Routers +
Upgrade)                                                      (100,000)              (240,000)              (360,000)
Operating Expenses:
Commissions @ 5% of Gross                                     (418,595)              (911,140)            (1,720,959)
Telecommunication Lines                                       (360,000)              (600,000)            (1,160,000)
Software                                                       (35,000)               (80,000)               (50,000)
Customary Benefits (Auto, Travel, etc.)
per loc @ $3,500/mo                                           (168,000)              (210,000)              (210,000)
Building & Improvement (includes equipment space)              (20,000)               (30,000)               (30,000)
Rent (Estonia & Vilnius only) @ $6,000/mo;
2,000/mo per new loc                                         (108,000)              (240,000)              (360,000)
Marketing Staff:
  15 personnel @ 10,000/yr.                         (500,000)            (900,000)            (1,200,000)
  2 manager @ 20,000/yr                             (160,000) (660,000)  (240,000) (1,140,000)  (240,000) (1,440,000)
--------------------------------------------------  -------------------  ---------------------  ---------------------
Marketing Ads:
  Media:  TV, Radio, Newspaper @ $10,000/mo                    (80,000)            (1,080,000)            (1,440,000)
  Printing (200,000 pcs per location @ $0.50 ea)              (100,000)              (200,000)              (600,000)
Administrative Expenses                                       (840,000)            (1,080,000)            (1,440,000)
Interest on Financing                                                0                      0                      0
--------------------------------------------------  -------------------  ---------------------  ---------------------
  Total Expenses                                            (3,089,595)            (7,611,140)            (8,810,959)
--------------------------------------------------  -------------------  ---------------------  ---------------------
PRE-TAX PROFIT                                                 843,915              1,143,280              9,225,432
--------------------------------------------------  -------------------  ---------------------  ---------------------


--------------------------------------------------  ---------------------  ---------------------
                                                            YR 4                   YR 5
REVENUE:                                            Growth                 Growth
Gross Revenue                                        Rate                   Rate
--------------------------------------------------  ---------------------  ---------------------
  Estonia                                           30%        5,830,669   30%        7,579,870
  St. Petersburg/Russia                             20%       10,460,448   20%       12,552,538
  Vilnius/Lithuania                                 30%        7,562,100   30%        9,830,730
  Kiev/Ukraine                                      100%       8,000,000   50%       12,000,000
  Kaliningrad                                       100%       1,600,000   50%        2,400,000
  Riga/Latvia                                       100%       3,200,000   50%        4,800,000
  Moscow/Russia                                     200%      27,000,000   200%      81,000,000
--------------------------------------------------  ---------------------  ---------------------
  Total                                                       63,653,217            130,163,137
--------------------------------------------------  ---------------------  ---------------------
Less:  Usage Cost
  Estonia @ 40% of Gross                                      (2,332,268)            (3,031,948)
  St. Petersburg/Russia @ 70% of Gross                        (7,322,314)            (8,786,776)
  Vilnius/Lithuania 40% of Gross                              (3,024,840)            (3,932,292)
  Kiev/Ukraine 40% of Gross                                   (3,200,000)            (4,800,000)
  Kaliningrad 40% of Gross                                      (640,000)              (960,000)
  Riga/Latvia 40% of Gross                                    (1,280,000)            (1,920,000)
  Moscow/Russia 40% of Gross                                 (10,800,000)           (32,400,000)
--------------------------------------------------  ---------------------  ---------------------
  Total                                                      (28,599,421)           (55,831,016)
--------------------------------------------------  ---------------------  ---------------------
Revenue less Usage Cost                                       35,053,796             74,332,121
EXPENSES:
Acquisition Costs                                             (2,000,000)            (2,000,000)
Equipment Costs (Cisco Platforms + Routers +
Upgrade)                                                        (240,000)              (240,000)
Operating Expenses:
Commissions @ 5% of Gross                                     (3,182,661)            (6,508,157)
Telecommunication Lines                                       (1,160,000)            (1,600,000)
Software                                                         (30,000)               (30,000)
Customary Benefits (Auto, Travel, etc.)
per loc @ $3,500/mo                                             (210,000)              (210,000)
Building & Improvement (includes equipment space)                (30,000)               (30,000)
Rent (Estonia & Vilnius only) @ $6,000/mo;
2,000/mo per new loc                                           (720,000)              (720,000)
Marketing Staff:
  15 personnel @ 10,000/yr.                       (1,200,000)            (1,200,000)
  2 manager @ 20,000/yr                             (240,000) (1,440,000)  (240,000) (1,440,000)
--------------------------------------------------  ---------------------  ---------------------
Marketing Ads:
  Media:  TV, Radio, Newspaper @ $10,000/mo                   (1,080,000)            (1,080,000)
  Printing (200,000 pcs per location @ $0.50 ea)                (600,000)              (600,000)
Administrative Expenses                                       (1,680,000)            (1,920,000)
Interest on Financing                                                  0                      0
--------------------------------------------------  ---------------------  ---------------------
  Total Expenses                                             (12,372,661)           (16,378,157)
--------------------------------------------------  ---------------------  ---------------------
PRE-TAX PROFIT                                                22,681,135             57,953,964
--------------------------------------------------  ---------------------  ---------------------

                              ---------------------

ASSUMPTIONS:
------------

1. Higher Usage Cost at St. Petersburg location due to sale is from a marketing company.

2.   Equipment  Costs  includes  Cisco  platforms,  routers  and  upgrades

3. Telecommunication lines increase due to increased traffic and additional locations

4. Marketing Staff - St. Petersburg location does not require any personnel due to revenue generated only from a marketing company.

5. Advertising - Media ads will be started at all 7 locations on year 2 at $12,000/mo.; yr 3 @ $20,000/mo; yrs 4 & 5 @ $15,000/mo

6. Administrative Expense @ $70,000/mo at year 1 increasing $20,000/mo annually except yr 3 which is at $30,000/mo.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FIRST CAPITAL INTERNATIONAL, INC.


                                           -------------------------------------
Date: April 30, 2001                       By:  /s/  Alex  Genin
                                           Alex  Genin,  President